UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):		May 10, 2007

Global Crossing Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-16201	980189783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WESSEX HOUSE, 45 REID STREET, HAMILTON, Bermuda		HM12
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(441) 296-8600

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02. Results of Operations and Financial Condition

On May 10, 2007, Global Crossing Limited issued a press release relating to, among other things, its financial results for the first quarter of 2007. This press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 Press release issued by Global Crossing Limited on May 10, 2007.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Crossing Limited

May 10, 2007	By:	Jean F.H.P. Mandeville

/s/ JEAN F.H.P. MANDEVILLE
Name: Jean F.H.P. Mandeville
Title: Executive Vice President & CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of Global Crossing Limited issued May 10, 2007